UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 26, 2014

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road

Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip code)

(801) 523-3100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Control4 Corporation (“Control4”) on September 11, 2014, (the “Initial 8-K”).  As previously reported in the Initial 8-K, on September 10, 2014, Control4, through its wholly owned subsidiary, Control4 EMEA, LTD (“Control4 EMEA”), completed the acquisition of Extra Vegetables Limited, a company incorporated in England and Wales (“Extra Vegetables”), pursuant to a Stock Purchase Agreement dated August 28, 2014, by and among Control4 EMEA and all of the shareholders of Extra Vegetables (the “Purchase Agreement”).

Pursuant to Instruction 4 to Item 9.01(a) and Instruction 2 to Item 9.01(b) of Form 8-K, in the Initial 8-K Control4 stated that it intended to file the financial information required under parts (a) and (b) of Item 9.01 not later than 71 calendar days after the date that the Initial 8-K was required to be filed with the SEC. Control4 hereby files this Amendment No. 1 to amend the Initial 8-K in order to include the required financial statements and pro forma financial information.  Except for the foregoing, this Amendment No. 1 does not amend the Initial 8-K in any way and does not modify or update any other disclosures contained in the Initial 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)                       Financial Statements of Businesses Acquired.

The audited financial statements of Extra Vegetables for the year ended January 31, 2014 and unaudited financial statements of Extra Vegetables for the six months ended July 31, 2013 and 2014 are attached as Exhibit 99.1 to this Amendment No. 1.

(b)                       Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013, giving effect to Control4’s acquisition of Extra Vegetables, are attached as Exhibit 99.2 to this Amendment No. 1.

(d)                                 Exhibits.

Exhibit Number	Description of Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1

Audited financial statements of Extra Vegetables Limited for the year ended January 31, 2014 and Unaudited financial statements of Extra Vegetables Limited for the six months ended July 31, 2013 and 2014.

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet for Control4 Corporation and Extra Vegetables Limited as of June 30, 2014 and Unaudited Pro Forma Condensed Combined Statements of Operations for Control4 Corporation and Extra Vegetables Limited for the six months ended June 30, 2014 and the year ended December 31, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2014		Control4 Corporation

	By:	/s/ Dan Strong
Dan Strong
Chief Financial Officer
(Principal Financial and Accounting Officer)

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